FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT - Changes to the provision for expected credit losses (Details) - Trade receivables - Accumulated impairment losses - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Balance at beginning of year	$ 15.7	$ 14.3
Changes in expected credit losses charged to income	16.6	20.0
Write-off	(17.9)	(18.6)
Balance at end of year	$ 14.4	$ 15.7